EXHIBIT 10.1

EXECUTION COPY

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
REVOLVING LINE OF CREDIT
PROMISSORY NOTE
$4,000,000.00    February 22, 2024

FOR VALUE RECEIVED, the undersigned, CASTELLUM, INC., a Nevada corporation, SPECIALTY SYSTEMS, INC., a New Jersey corporation, CORVUS CONSULTING, LLC, a Delaware limited liability company dba CORVUS DEFENSE CONSULTING LLC, MAINNERVE FEDERAL SERVICES, INC., a Delaware corporation, and GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC., a Maryland corporation (individually and collectively, the “Maker”), jointly and severally promises to pay to the order of LIVE OAK BANKING COMPANY, a North Carolina banking corporation, at 1741 Tiburon Drive, Wilmington, North Carolina 28403 (the “Lender”), or such other address as the Lender may from time to time specify in writing, the principal sum of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) or so much thereof as may from time to time be advanced and outstanding hereunder as evidenced by this Revolving Line of Credit Promissory Note (this “Note”), together with interest on the outstanding principal balance hereof at a per annum rate equal to the “Prime Rate” as quoted in the Wall Street Journal, plus two percentage points (2.00%) as of the day of this Note, adjusted monthly to reflect the Prime Rate as of the first day of each month thereafter (said composite interest rate, as adjusted, being hereafter referred to as the “Note Rate”). The initial Note Rate as of the date hereof is ten and one-half percent (10.50%).
Until the “Maturity Date” (as hereinafter defined) or earlier demand as hereafter provided, amounts advanced hereunder and subsequently repaid may, in the absence of an “Event of Default” (as hereinafter defined), be readvanced.
Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Default Rate” means an annual rate of interest equal to five percentage (5%) points in excess of the Note Rate, as adjusted.

The rate of interest chargeable under this Note will not exceed applicable legal limits and in the event payment is made by the undersigned or received by the Lender in excess of the applicable legal limits such excess payment shall be credited as a payment of principal. Interest shall be computed on the basis of a 360-day year factor applied to the actual number of days funds are outstanding hereunder.

Principal and interest due hereon shall be payable as follows:

(a)Commencing on April 5, 2024, and continuing on the fifth (5th) day of each succeeding month to and including February 5, 2025, subject to earlier demand as hereafter provided, monthly installments of interest only, payable in arrears, at the Note Rate.

(b)This Note is payable at any time, in whole or in part upon ninety (90) days’ written DEMAND provided by Lender to Borrower.
(c)If not sooner paid, the entire principal balance, together with all accrued and unpaid interest due thereon, and all unpaid fees and costs due hereafter shall be all due and payable in full on the ____ day of February, 2025 (“Maturity Date”).

The privilege is reserved to prepay the principal indebtedness evidenced hereby, in whole or in part, at any time, and from time to time, without premium or penalty.

All payments under this Note shall be made by Maker without any offset, decrease, reduction or deduction of any kind or nature whatsoever.

Any payment on this Note coming due on a day on which the Lender is not open to conduct full banking business shall be made on the next succeeding business day. Each payment hereunder shall be applied first to the payment of all unpaid fees due hereunder, then to interest accrued hereunder as of the date such payment is received and finally to the unpaid principal balance hereof. Any payments made after default hereunder may be applied to pay interest, principal or costs as the Lender, in its sole discretion, may determine.

If Maker shall fail to make any payment required hereunder before the due date thereof, such amount shall, at the option of the Lender, bear interest at the Default Rate from the date such payment was due until the date such payment is received by the Lender. In addition, the Lender may collect a late charge equal to four percent (4%) of any amount not received by the Lender within fifteen (15) days after the date such payment is due.

This Note is issued under and secured pursuant to the terms of that certain Loan and Security Agreement executed by Maker and Lender, dated as of even date herewith, as the same may be amended and/or restated from time to time (“Loan Agreement”). Reference is hereby made to the terms of the Loan Agreement as to additional rights and remedies of the Lender and as to the Lender’s obligation to advance and readvance funds hereunder.

Maker hereby waives demand, presentment for payment, protest and notice of dishonor and agrees that at any time and from time to time and with or without consideration, the Lender may, without notice to or further consent of Maker, and without in any manner releasing, lessening, or affecting the obligations of Maker, release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to this Note and all or any part of any collateral or security for this Note, and grant any extension or other postponements of the time of payment thereof.

All records of payments received by Lender shall be maintained at Lender’s office, and the records of Lender shall, absent manifest error, be binding and conclusive upon Maker. The failure of Lender to record any payment or expense shall not limit or otherwise affect the obligations of Maker under this Note.

Revolving Line of Credit Promissory Note
Castellum, Inc. et al.

The occurrence of any one or more of the following events shall constitute an Event of Default hereunder: (1) the failure to pay this Note upon demand or in the absence of a demand on or before the Maturity Date; (2) the failure to make any installment payment of interest when due hereunder; (3) the occurrence of an Event of Default under the Loan Agreement; or (4) the failure to make any payment of principal or interest when due (including any grace period) to the Lender under any other promissory note or obligation made or guaranteed by Maker or Guarantor of this Note.

Upon the occurrence of an Event of Default: (1) the entire outstanding principal balance due hereunder shall become immediately due and payable together with interest accrued to the date of payment at the option of Lender; (2) Lender is authorized to offset any amount owed under this Note against any money or credits which Maker may have in checking, savings or other account(s) or deposit(s) with Lender; (3) Maker shall pay to Lender all expenses and costs (including reasonable outside attorneys’ fees) which Lender may incur in connection with the collection of any monies due under this Note or in connection with the enforcement of any right under this Note or under any other agreement related to the loan evidenced hereby, including the commencement of proceedings to dispose of any collateral securing this Note; (4) Lender may exercise any and all rights which it may have under any or all instruments, documents or agreements now or hereafter evidencing, securing or otherwise relating to the loan evidenced by this Note (including but not limited to the Loan Agreement) or now or hereafter existing at law or in equity or by statute or otherwise; and/or (5) Lender may refuse to make any further advances hereunder.

Each right, power and remedy of Lender as provided for in this Note, or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy available to Lender hereby or thereby, and the exercise or beginning of the exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. Maker understands and agrees that Lender may institute suit to collect amounts outstanding under this Note without seeking recourse to any of the collateral securing the repayment of this Note, and the failure of Lender to pursue the collateral shall in no way diminish or affect Maker’s liability hereunder.

No failure or delay by Lender to insist upon the strict performance of any term, condition or covenant of this Note or to exercise any right, power or remedy upon a breach hereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Lender from exercising any such right, power or remedy at any later time or times unless in writing. If Lender accepts any payment after its due date, it shall not constitute a waiver of Lender’s right to receive timely payment of all other amounts or to declare a default for the failure to make any other payment when due.

Maker represents and warrants that the loan evidenced hereby is obtained solely for purposes of carrying on or acquiring a business or commercial investment.

The pleading of any statute of limitations as a defense hereto is expressly waived.

TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREIN. MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER (INCLUDING ITS COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. MAKER
Revolving Line of Credit Promissory Note
Castellum, Inc. et al.

ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN TRANSACTION BY, INTER ALIA, THE PROVISIONS OF THIS JURY WAIVER.

If any one or more of the provisions contained in this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

In the event that the unpaid balance of this Note shall be accelerated, or if the Note is not paid in full at maturity, then Maker hereby authorizes and empowers any Clerk of any Court of Record in the Commonwealth of Virginia, the State of North Carolina, the State of Nevada, the State of New Jersey, the State of Delaware, the State of Maryland and/or any other State or Commonwealth to enter judgment by confession against Maker in favor of the Lender for the unpaid balance of this Note, together with all interest due thereon, costs and expenses of collection, including costs of suit and further including reasonable attorneys’ fees not to exceed fifteen percent (15%) of all unpaid amounts due and owing on this Note, expressly waiving summons and other process, and Maker does further consent to the immediate execution of said judgment. Pursuant to the provisions of Section 8.01- 431, et. seq., Code of Virginia, Maker hereby nominates, constitutes and appoints Michael G. Campbell, Esq., as Maker’s lawful attorney-in-fact, for it and in its name, place and stead, and upon default of payment hereof as set forth herein to confess judgment against Maker, in the Circuit Court for Fairfax County, Virginia, or in any other court of record in the Commonwealth of Virginia, upon such obligation and for the amounts due hereunder, including all costs of collection and court costs and reasonable attorneys’ fees in the amount of fifteen percent (15%) of the unpaid principal balance hereof and accrued interest thereon, hereby ratifying and confirming the acts of said attorney-in-fact as fully as if done by itself, expressly waiving the benefit of any homestead or other exemption laws. This power of attorney is coupled with an interest and may not be terminated by Maker and shall not be revoked or terminated by Maker’s disability or dissolution. Notwithstanding the foregoing, the parties acknowledge that attorneys’ fees are stated to be fifteen percent (15%) solely for purposes of fixing a sum certain for which judgment can be entered by confession, and Lender agrees that in enforcing any such judgment by confession, Lender shall not collect, solely with respect to attorneys’ fees incurred in connection with such indebtedness, any amounts in excess of the actual amount of attorneys’ fees and expenses reasonably charged or billed to Lender (which fees shall be charged or billed at such attorneys’ standard hourly rate). The authority and power to appear for and enter judgment against Maker shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be sufficient warrant. It is the express intent of Maker and Lender that Lender’s ability and right to collect from and confess judgment against Maker for all amounts due hereunder, including, without limitation, post judgment costs, shall not merge into any judgment or judgments entered in favor of Lender, but shall survive the entry of any judgment or judgments in favor of Lender and to that Lender’s ability and right to collect from and confess judgment against Maker shall continue undiminished until Lender has received payment in full of all amounts due hereunder, including, without limitation, all post judgement costs.

Maker and each person executing this Note on Maker’s behalf, hereby represent and warrant to Lender that, by their execution below, Maker has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid and binding obligation of Maker without execution or limitation.

Revolving Line of Credit Promissory Note
Castellum, Inc. et al.

Maker hereby irrevocably consents to the jurisdiction of any state or federal court in the State of North Carolina, the State of Nevada, the State of New Jersey, the Commonwealth of Virginia, the State of Delaware and/or the State of Maryland.

This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

This Note has been delivered to and accepted by the Lender in the State of North Carolina and shall be governed by and interpreted under the laws of the State of North Carolina (but not including the choice of law rules thereof) and is intended to be a document under seal.

This Note may be assigned by the Lender or any holder at any time. This Note shall inure to the benefit of and be enforceable by Lender and Lender’s successors and assigns and any other person to whom the Lender may grant an interest in Maker’s obligations to Lender, and shall be binding and enforceable against Maker and its successors and assigns.

Time is of the essence with respect to every provision hereof.

[Signatures appear on the following pages]

Revolving Line of Credit Promissory Note
Castellum, Inc. et al.

    IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal as of the day and year first above written, intending this to be a document under seal.

                        MAKER:

                        CASTELLUM, INC.,
                        a Nevada corporation

                        By: /s/ Mark Fuller______________ (SEAL)
                         Mark Fuller
Chief Executive Officer

                        SPECIALTY SYSTEMS, INC.,
a New Jersey corporation

                        By: /s/ Mark Fuller_______________(SEAL)
                         Mark Fuller
                         Chairman of the Board

CORVUS CONSULTING, LLC
dba CORVUS DEFENSE CONSULTING LLC,
a Delaware limited liability company

                        By: /s/ Mark Fuller_______________(SEAL)
                         Mark Fuller
                         Chairman of the Board

MAINNERVE FEDERAL SERVICES, INC.,
a Delaware corporation

                        By: /s/ Mark Fuller ______________(SEAL)
                         Mark Fuller
             Chairman of the Board

GLOBAL TECHNOLOGY AND MANAGEMENT RESOURCES, INC.,
a Maryland corporation

                        By: /s/ Mark Fuller________________(SEAL)
                         Mark Fuller
             Chairman of the Board

Revolving Line of Credit Promissory Note
Castellum, Inc. et al.
    Signature Page